EXHIBIT 99.1

Donegal Group Inc. Announces Second Quarter Earnings

MARIETTA, Penn., July 24, 2009 (GLOBE NEWSWIRE) -- Donegal Group Inc. (Nasdaq:DGICA) (Nasdaq:DGICB) today reported that its net income for the quarter ended June 30, 2009 was $4,387,624, or $.18 per share of Class A common stock on a diluted basis, compared to $6,318,177, or $.25 per share of Class A common stock on a diluted basis, for the second quarter of 2008. Pre-tax weather-related losses impacted second quarter results by approximately $8 million after reinsurance.

Revenues for the second quarter of 2009 were $94,794,979, an increase of 0.9% over the second quarter of 2008, with net premiums earned of $87,540,345, virtually unchanged from the year-earlier period. Net premiums written for the second quarter of 2009 were $93,580,829, representing a 1.0% decrease from net premiums written of $94,488,556 for the second quarter of 2008.

The Company's combined ratio was 101.8% for the second quarter of 2009, reflecting the impact of the previously mentioned weather-related losses, prior accident year reserve development of approximately $3.2 million during the quarter and the impact of two large workers' compensation claims that totaled $1.2 million after reinsurance. The Company's combined ratio was 97.6% for the second quarter of 2008, which was also impacted by severe weather events.

The Company's expense ratio decreased to 31.0% for the second quarter of 2009, compared to 32.8% for the second quarter of 2008, reflecting lower expenses incurred for underwriting-based incentive costs and the benefits of expense savings initiatives commenced in the fourth quarter of 2008.

Net investment income was $5,266,161 for the second quarter of 2009, compared to $5,793,985 reported for the second quarter of 2008. The impact of lower short-term interest rates during the second quarter of 2009 offset investment income attributable to an increase in average invested assets compared to the year earlier period. The Company had no other-than-temporary impairments in its investment portfolio in the second quarter of 2009.

Net income for the six months ended June 30, 2009 was $4,557,428, or $.18 per share of Class A common stock on a diluted basis, compared to $12,877,260, or $.52 per share of Class A common stock on a diluted basis, for the six months ended June 30, 2008. The Company's combined ratio for the first six months of 2008 was 103.9%, compared to a combined ratio of 97.7% for the comparable period in 2008. The Company's loss ratio was 72.7% for the first six months of 2009, compared to 65.1% for the first six months of 2008, with the increase primarily reflecting increased fire and weather-related claim activity in the first quarter of 2009 as well as increased prior accident year reserve development in the first six months of 2009 compared to the year-earlier period.

The Company's total stockholders' equity, or book value, increased to $371,327,450, a per common share amount of $14.58, at June 30, 2009, compared to $363,583,865, a per common share amount of $14.29, at December 31, 2008. The Company attributes this increase in book value primarily to net unrealized gains in the fair value of its available-for-sale fixed maturity investments during the first six months of 2009.

"We are disappointed to report a level of earnings that did not meet our expectations for the second quarter of 2009, but we recognize that our results are not immune from the effects of weather and challenging economic conditions. We continue to concentrate on returning to historical levels of profitability as well as maintaining balance sheet strength, as evidenced by our increasing book value," stated Donald H. Nikolaus, President and Chief Executive Officer of Donegal Group Inc.

On July 16, 2009, the Company's board of directors approved a quarterly cash dividend payable August 17, 2009 of $.1125 per share of Class A common stock and $.10 per share of Class B common stock to stockholders of record as of the close of business on August 3, 2009.

The Company will hold a conference call and webcast on Friday, July 24, 2009, beginning at 11:00 A.M. Eastern Time. You may listen via the Internet by accessing the webcast link in the Investors area of the Company's web site at www.donegalgroup.com. A replay of the conference call will also be available via the Company's web site.

Donegal Group Inc. is an insurance holding company whose insurance subsidiaries offer personal and commercial property and casualty lines of insurance in five Mid-Atlantic states (Delaware, Maryland, New Hampshire, New York and Pennsylvania), seven Southeastern states (Alabama, Georgia, North Carolina, South Carolina, Tennessee, Virginia and West Virginia) and six Midwestern states (Iowa, Nebraska, Ohio, Oklahoma, South Dakota and Wisconsin).

All statements contained in this press release that are not historic facts are based on current expectations. Such statements are forward-looking in nature (as defined in the Private Securities Litigation Reform Act of 1995) and necessarily involve risks and uncertainties. Actual results could vary materially. The factors that could cause actual results to vary materially include, but are not limited to, the ability of the Company to maintain profitable operations, the adequacy of the Company's reserves for losses and loss adjustment expenses, business and economic conditions in the areas in which the Company operates, conditions resulting from the ongoing recession in the United States, severe weather events, competition from various insurance and non-insurance businesses, terrorism, the availability and cost of reinsurance, legal and judicial developments, changes in regulatory requirements and other risks that the Company describes from time to time in its filings with the Securities and Exchange Commission. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

                            Donegal Group Inc.
                           Financial Highlights
                                (unaudited)

                                              Quarter Ended June 30
                                           ---------------------------
                                               2009           2008
                                           ------------   ------------

 Net premiums earned                       $ 87,540,345   $ 87,329,195
 Investment income, net of investment
  expenses                                    5,266,161      5,793,985
 Net realized investment gains (losses)         445,140       (673,627)
 Total revenues                              94,794,979     93,970,947

 Net income                                $  4,387,624   $  6,318,177

 Net income per common share:
  Class A common stock - basic             $       0.18   $       0.25
                                           ------------   ------------
  Class A common stock - diluted           $       0.18   $       0.25
                                           ------------   ------------
  Class B common stock - basic
   and diluted                             $       0.16   $       0.23
                                           ------------   ------------

                                             Six Months Ended June 30
                                           ---------------------------
                                               2009           2008
                                           ------------   ------------

 Net premiums earned                       $175,889,888   $169,336,961
 Investment income, net of investment
  expenses                                   10,623,750     11,485,726
 Net realized investment gains                  703,995         21,729
 Total revenues                             190,282,343    183,763,050

 Net income                                $  4,557,428   $ 12,877,260

 Net income per common share:
  Class A common stock - basic             $       0.18   $       0.52
                                           ------------   ------------
  Class A common stock - diluted           $       0.18   $       0.52
                                           ------------   ------------
  Class B common stock - basic
   and diluted                             $       0.16   $       0.47
                                           ------------   ------------

                          Donegal Group Inc.
                 Consolidated Statements of Income
             (unaudited; in thousands, except share data)

                                              Quarter Ended June 30
                                           ---------------------------
                                               2009           2008
                                           ---------------------------

 Net premiums earned                       $     87,540   $     87,329
 Investment income, net of investment
  expenses                                        5,266          5,794
 Net realized investment gains (losses)             445           (674)
 Lease income                                       235            230
 Installment payment fees                         1,309          1,292
                                           ------------   ------------
  Total revenues                                 94,795         93,971
                                           ------------   ------------

 Net losses and loss expenses                    61,903         56,364
 Amortization of deferred policy
  acquisition costs                              14,634         14,572
 Other underwriting expenses                     12,527         14,068
 Other expenses                                     307            398
 Policyholder dividends                              92            217
 Interest                                           198            534
                                           ------------   ------------
  Total expenses                                 89,661         86,153
                                           ------------   ------------

 Income before income tax expense                 5,134          7,818
 Income tax expense                                 746          1,500
                                           ------------   ------------

 Net income                                $      4,388   $      6,318
                                           ============   ============

 Net income per common share:
  Class A common stock - basic             $       0.18   $       0.25
                                           ------------   ------------
  Class A common stock - diluted           $       0.18   $       0.25
                                           ------------   ------------
  Class B common stock - basic
   and diluted                             $       0.16   $       0.23
                                           ------------   ------------

 Supplementary Financial Analysts' Data

 Weighted-average number of shares
  outstanding:
  Class A common stock - basic               19,898,680     19,879,304
                                           ------------   ------------
  Class A common stock - diluted             19,898,680     19,956,601
                                           ------------   ------------
  Class B common stock - basic
   and diluted                                5,576,775      5,576,775
                                           ------------   ------------

 Net written premiums                      $     93,581   $     94,488
                                           ------------   ------------

 Book value per common share at end
  of period                                $      14.58   $      14.05
                                           ------------   ------------

                            Donegal Group Inc.
                    Consolidated Statements of Income
               (unaudited; in thousands, except share data)

                                             Six Months Ended June 30
                                           ---------------------------
                                               2009           2008
                                           ---------------------------

 Net premiums earned                       $    175,890   $    169,337
 Investment income, net of investment
  expenses                                       10,624         11,486
 Net realized investment gains                      704             22
 Lease income                                       456            474
 Installment payment fees                         2,608          2,444
                                           ------------   ------------
   Total revenues                               190,282        183,763
                                           ------------   ------------

 Net losses and loss expenses                   127,852        110,149
 Amortization of deferred policy
  acquisition costs                              29,367         28,291
 Other underwriting expenses                     25,204         26,471
 Other expenses                                     775            897
 Policyholder dividends                             335            487
 Interest                                         1,403          1,147
                                           ------------   ------------
   Total expenses                               184,936        167,442
                                           ------------   ------------

 Income before income tax expense                 5,346         16,321
 Income tax expense                                 789          3,444
                                           ------------   ------------

 Net income                                $      4,557   $     12,877
                                           =============  ============

 Net income per common share:
  Class A common stock - basic             $       0.18   $       0.52
                                           ------------   ------------
  Class A common stock - diluted           $       0.18   $       0.52
                                           ------------   ------------
  Class B common stock - basic
   and diluted                             $       0.16   $       0.47
                                           ------------   ------------

 Supplementary Financial Analysts' Data

 Weighted-average number of shares
  outstanding:
  Class A common stock - basic               19,891,096     19,833,576
                                           ------------   ------------
  Class A common stock - diluted             19,891,096     19,943,640
                                           ------------   ------------
  Class B common stock - basic
   and diluted                                5,576,775      5,576,775
                                           ------------   ------------

 Net written premiums                      $    181,584   $    194,163
                                           ------------   ------------

 Book value per common share at end
  of period                                $      14.58   $      14.05
                                           ------------   ------------

                           Donegal Group Inc.
                      Consolidated Balance Sheets
                             (in thousands)

                                             June 30,     December 31,
                                               2009           2008
                                           ------------   ------------
                                            (unaudited)

 ASSETS
 Investments:
  Fixed maturities:
   Held to maturity, at amortized cost     $     81,367   $     99,878
   Available for sale, at fair value            494,305        445,816
  Equity securities, at fair value                5,896          5,895
  Investments in affiliates                       8,802          8,594
  Short-term investments, at cost                40,310         71,953
                                           ------------   ------------
    Total investments                           630,680        632,136
 Cash                                             7,481          1,831
 Premiums receivable                             60,390         55,337
 Reinsurance receivable                          85,000         79,953
 Accrued investment income                        6,649          6,656
 Deferred policy acquisition costs               30,706         29,541
 Prepaid reinsurance premiums                    55,468         51,436
 Property and equipment, net                      6,832          6,687
 Deferred tax asset, net                          7,975         10,995
 Other assets                                     2,643          5,537
                                           ------------   ------------
    Total assets                           $    893,824   $    880,109
                                           ============   ============

                           Donegal Group Inc.
                 Consolidated Balance Sheets (continued)
                             (in thousands)

                                             June 30,     December 31,
                                               2009           2008
                                           ------------   ------------
                                            (unaudited)

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Liabilities:
  Losses and loss expenses                 $    249,497   $    239,809
  Unearned premiums                             238,740        229,014
  Accrued expenses                                9,929         14,150
  Subordinated debentures                        15,465         15,465
  Due to affiliate                                  755          3,148
  Accounts payable - securities                     742          1,821
  Other liabilities                               7,368         13,118
                                           ------------   ------------
    Total liabilities                           522,496        516,525
                                           ------------   ------------
  Stockholders' equity:
  Preferred stock                                    --             --
  Class A common stock                              205            205
  Class B common stock                               56             56
  Additional paid-in capital                    163,891        163,137
  Accumulated other comprehensive income          7,177          1,714
  Retained earnings                             208,908        207,182
  Treasury stock, at cost                        (8,909)        (8,710)
                                           ------------   ------------
   Total stockholders' equity                   371,328        363,584
                                           ------------   ------------
   Total liabilities and stockholders'
    equity                                 $    893,824   $    880,109
                                           ============   ============

CONTACT:  Donegal Group Inc.
          Jeffrey D. Miller, Senior Vice President
           & Chief Financial Officer
          (717) 426-1931
          Fax (717) 426-7009
          jeffmiller@donegalgroup.com